SUPPLEMENT DATED JULY 21, 2014
TO

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001
FOR COMPASS I NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
(FORMERLY KNOWN AS SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT A
(FORMERLY KNOWN AS SUN LIFE (N.Y.) VARIABLE ACCOUNT A)

1.
Effective immediately, the name of the company that issued your Contract has changed from Sun Life Insurance and Annuity Company of New York to Delaware Life Insurance Company of New York. The name of the separate account supporting your Contract has been also changed, from Sun Life (N.Y.) Variable Account A to Delaware Life NY Variable Account A.

As a result of the name changes, all references throughout the Statement of Additional Information to Sun Life Insurance and Annuity Company of New York are hereby deleted and replaced by Delaware Life Insurance Company of New York, and all references to Sun Life (N.Y.) are hereby deleted and replaced by Delaware Life (N.Y.).

2.	The section in the Statement of Additional Information entitled “THE COMPANY” is hereby deleted and replaced with the following:

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012, is the indirect parent of Delaware Life Insurance Company of New York. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies: Delaware Life Insurance Company, Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass 1 NY SAI 7/2014